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                                                                   Exhibit 10.17

                                 AMENDMENT NO. 3
                                       TO
                                CREDIT AGREEMENT

      Amendment No. 3 to CREDIT AGREEMENT dated as of February 24, 2005 (as amended and modified prior to the date hereof, the "Loan Agreement"), among BIOCREST MANUFACTURING, L.P., a Delaware limited partnership, having its principal office at 1834 State Highway 71 West, Cedar Creek, Texas 78612 ("Customer"), STRATAGENE CORPORATION, a Delaware corporation (formerly known as Stratagene Holding Corporation), having its principal office at 11011 North Torrey Pines Road, La Jolla, California 92037 ("Stratagene"), BIOCREST HOLDINGS, L.L.C., a Delaware limited liability company, having its principal office at 5320 Pine Meadow Road, Wilson, Wyoming 83014 ("BH LLC"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 222 North LaSalle Street, 17th Floor, Chicago, IL 60601 ("MLBFS").

      WHEREAS, MLBFS, Customer, Stratagene and BH LLC wish to amend the Loan Agreement in certain respects.

      NOW, THEREFORE, in consideration of the premises and other good and valuable consideration (the receipt and adequacy of which are hereby acknowledged), the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

      2. WCMA Revolving Loans. The Parties hereto acknowledge that there are no outstanding WCMA Revolving Loans, no accrued and unpaid interest with respect thereto and no other amounts payable to MLBFS with respect to WCMA Revolving Loans under the Loan Agreement. It is agreed that, effective as of the date hereof, the WCMA Line of Credit for WCMA Revolving Loans is terminated and MLBFS shall have no further obligation to make WCMA Revolving Loans to Customer.

      3. Term Loan. MLBFS acknowledges that the outstanding principal amount of the Term Loan and all accrued and unpaid interest thereon have been paid in full and that no other amounts are payable to MLBFS with respect to the Term Loan under the Loan Agreement.

      4. WCMA L/C Line of Credit. MLBFS hereby renews the WCMA L/C Line of Credit for an additional twelve month period ending on July 31, 2006. By its execution of this Amendment No. 3, Customer confirms its approval of the changes to the definition of "Maturity Date" and "Maximum Letter of Credit Amount".

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      5. Amendments to Loan Agreement.

            (a) The definition of "Fixed Charge Coverage Ratio" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "FIXED CHARGE COVERAGE RATIO" shall mean the ratio of: (a) EBITDA minus unfunded Capital Expenditures of Stratagene and its consolidated subsidiaries to
(b) the sum of the aggregate principal and interest paid or accrued in respect of any Indebtedness by Stratagene and its consolidated subsidiaries (excluding any voluntary prepayment of the principal amount of any Indebtedness owed to MLBFS and excluding the prepayment by Stratagene in calendar year 2004 of $1,703,438 under a promissory note issued to JAS), the aggregate rental under Capital Leases paid or accrued by Stratagene and its consolidated subsidiaries, the amount of any Permitted Stock Repurchases, all payments made pursuant to clause (e) of Section 7.3(q), any dividends and other distributions paid or payable by Stratagene to its stockholders, any management fees paid to any Person other than a wholly owned domestic subsidiary of Stratagene or BH LLC, any earn-out payments made by Stratagene pursuant to the Merger Agreement, and taxes paid in cash (collectively "Fixed Charges"); all as determined in accordance with GAAP, consistently applied, on a trailing twelve-month basis or on an annual basis from the regular fiscal year end consolidated financial statements of Stratagene furnished to MLBFS pursuant to Section 7.2(a)(i) or 7.2(a)(ii) hereof, as the case may be.

            (b) The definition of "Maturity Date" in Section 1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "MATURITY DATE" shall mean (i) in the case of the WCMA Reducing Revolving Loan, January 31, 2007, and (ii) in the case of the WCMA L/C Line of Credit, July 31, 2006 (subject to renewal in accordance with the terms hereof).

            (c) The definition of "Maximum Letter of Credit Amount" in Section
1.1 of the Loan Agreement is hereby amended in its entirety to read as follows:

      "MAXIMUM LETTER OF CREDIT AMOUNT" shall mean, with respect to all Letters of Credit requested to be outstanding at the same time (whether or not issued at the same time) an aggregate available amount not exceeding $5,748,416.44 for the period ending December 31, 2004; $4,820,273.98 for the period ending March 31, 2005; $4,085,273 for the period ending March 31, 2006, and $3,845,273 for the period ending March 31, 2007.

            (d) Section 1.1 of the Loan Agreement is hereby amended by adding a definition of Permitted Stock Repurchases to read as follows:

      "PERMITTED STOCK REPURCHASES" shall mean one or more purchases by Stratagene of its Capital Stock; provided that (i) at the time of any such purchase, no Event of Default shall have occurred and be continuing, (ii) giving effect to any such purchase would not cause a breach of Section 7.3(j) or any other provision hereof, and (iii) giving effect to any such purchase shall not cause the aggregate amount of all such purchases to exceed $4,000,000.

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      6. Minimum Net Worth. Section 7.3(k) of the Loan Agreement is hereby amended in its entirety to read as follows:

      MINIMUM NET WORTH. Stratagene will have a Net Worth as of the fiscal year ended December 31, 2003 equal to the sum of (x) an amount equal to 95% of Stratagene's Net Worth as of September 30, 2003 and (y) 75% of its net income for the quarter ending December 31, 2003 and for each fiscal quarter thereafter for fiscal quarters ending on or before September 30, 2004, Stratagene shall maintain a Net Worth in an amount equal to the sum of the Net Worth Stratagene was required to have for the fiscal quarter immediately preceding the date of determination, plus 75% of its net income for the fiscal quarter ending on the date of determination, plus 95% of the book value of Hycor on the Merger Effective Date; provided, however, that the net worth of each of Stratagene and Hycor shall be adjusted downwards in a manner satisfactory to MLBFS to take into account one-time merger related expenses incurred in connection with the Merger Agreement and the transactions contemplated thereby (provided that with respect to Stratagene such adjustment shall not exceed (i) $2,082,000 if the Merger Agreement is terminated and the Merger Effective Date has not occurred or (ii) $4,532,000 if the Merger Effective Date occurs). Stratagene will have a Net Worth as of the fiscal year ended December 31, 2004 and for each fiscal quarter thereafter equal to or greater than $49,000,000. The Net Worth requirement set forth in this covenant shall be determined based on the fiscal quarter and year results reported in the financial statements furnished to MLBFS pursuant to
Section 7.2 hereof.

      7. Dividends and Distributions. Section 7.3(q) of the Loan Agreement is hereby amended in its entirety to read as follows:

      LIMITATION ON DIVIDENDS AND DISTRIBUTIONS. Stratagene and BH LLC will not, and will not permit any other Business Credit Party to, directly or indirectly, declare, order, make or set apart any sum for or pay any dividends, distributions or other forms of withdrawals in respect of any class of its Capital Stock, except (a) to make dividends payable solely in the same class of Capital Stock of such Person, (b) any Business Credit Party which is a partnership or a limited liability company may make cash distributions to its partners or members, as the case may be, to the extent of the federal and state income tax payable by such Persons in any particular tax year or other period in respect of the taxable income of such Business Credit Party allocated to such Person, (c) JAS and his former spouse may repay their respective Indebtedness owing to Stratagene (in the approximate amount of $3,272,000 as of December 31, 2003 in the case of JAS and $266,000 as of December 31, 2003 in the case of his former spouse) by tendering Capital Stock of Stratagene owned by them to Stratagene at a price of $6.50 per share, (d) Stratagene may make Permitted Stock Repurchases and (e) in addition to purchases permitted by the preceding clause (d) to make purchases of stock options or shares of Common Stock issued under stock option plans (i) if a participant therein dies, becomes permanently disabled or his or her service with such Person is terminated (provided that the aggregate price paid for all such options and shares shall not exceed $500,000 in any 12-month period or $1,000,000 in the aggregate) or (ii) upon the occurrence of Stratagene's initial underwritten public offering (provided that the aggregate price paid for all such options and shares, including, without limitation, amounts expended pursuant to the foregoing clause (i), shall not exceed $3,000,000);

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provided, however, that (A) the purchase price of any option shall be for a price no greater than the excess of (x) the fair market value of the stock underlying such option over (y) the exercise price of the option, and (B) the purchase price of any share shall be for a price no greater than the fair market value of such share.

      8. Representations and Warranties. In order to induce MLBFS to enter into this Amendment No. 3, Customer, Stratagene and BH LLC (with respect to itself only) makes the following representations and warranties to MLBFS which shall survive the execution and delivery hereof:

            (a) Each Business Credit Party is duly organized, validly existing and in good standing under the laws of its state of organization. Each Business Credit Party is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary, except for such states where the failure to so qualify or be in good standing would not have a Material Adverse Effect;

            (b) The execution and delivery of this Amendment No. 3 has been authorized by all requisite action on the part of each Business Credit Party, this Amendment No. 3 has been duly executed and delivered by it, and this Amendment No. 3 and the Loan Agreement, as amended hereby constitute its legal, valid and binding obligations enforceable in accordance with their respective terms subject to applicable bankruptcy, insolvency, reorganization and other laws affecting creditors' rights generally, moratorium laws from time to time in effect and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and

            (c) No action of, or filing with, any governmental or public body or authority is required to authorize, or, except for the filing of this Amendment No. 3 with the Securities and Exchange Commission, is otherwise required in connection with the execution, delivery and performance of this Amendment No. 3 by Customer, Stratagene or BH LLC.

      9. Expenses. Customer shall pay all reasonable expenses, including, without limitation, reasonable legal fees, incurred by MLBFS in connection with the preparation, negotiation, execution and delivery and review of this Amendment No. 3, and all other documents and instruments executed in connection with this transaction.

      10. References to Loan Agreement. The Loan Agreement is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that after giving effect to this Amendment No. 3 all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement, as amended.

      11. Amendment No. 3. This Amendment No. 3 is limited as written and shall not be deemed (i) to be an amendment of or a consent under or waiver of any other term or condition of the Loan Agreement, or any of the other Loan Documents or (ii) to prejudice any right or rights which MLBFS now has or may have in the future under or in connection with the Loan Agreement or the other Loan Documents except as expressly waived hereby.

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      12. Security Documents. It is agreed and confirmed that after giving effect to this Amendment No. 3 that each Loan Document remains in full force and effect.

      13. Governing Law. This Amendment No. 3, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of Illinois.

      14. Counterparts. This Amendment No. 3 may be executed by one or more of the parties to this Amendment No. 3 on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK, SIGNATURES ON NEXT PAGE]

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      IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 3 this 24th day of February 2005.

                                  MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC.

                                  By: /s/ PATRICK A. LUCAS
                                      -----------------------------------------
                                  Name:  Patrick A. Lucas
                                  Title: Vice President

                                  BIOCREST MANUFACTURING, L.P.

                                  By:  BioCrest Management, L.L.C.
                                  Its: General Partner

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Sole Member

                                  STRATAGENE CORPORATION

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Chief Executive Officer

                                  BIOCREST HOLDINGS, L.L.C.

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Sole Manager

                                  The undersigned consent to the foregoing and acknowledge that the Loan Documents to which they are a party remain in full force and effect.

                                  HYCOR BIOMEDICAL INC.

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Chief Executive Officer

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                                  STRATAGENE CALIFORNIA

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Chief Executive Officer

                                  BIOCREST CORPORATION

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Chief Executive Officer

                                  BIOCREST MANAGEMENT, L.L.C.

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Sole Manager

                                  BIOCREST LIMITED, L.L.C.

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Sole Manager

                                  PHENOGENEX, L.L.C.

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Sole Manager

                                  BIOCREST SALES, L.P.

                                  By:  BIOCREST MANAGEMENT, L.L.C.
                                  Its: General Partner

                                  By: /s/ JOSEPH A. SORGE
                                      -----------------------------------------
                                      Name:  Joseph A. Sorge, M.D.
                                      Title: Sole Manager

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